UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2009

FAR EAST ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-32455	88-0459590
(Commission File Number)	(IRS Employer Identification Number)

363 N. Sam Houston Parkway East, Suite 380, Houston, Texas 77060

(Address of principal executive offices)

(832) 598-0470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure, Election, or Appointment of Directors or Officers; Compensatory Arrangements of Officers.

On May 18, 2009, Far East Energy Corporation (the “Company”) entered into the Fifth Amendment (the “Amendment”) to the Amended and Restated Employment Agreement, dated effective December 23, 2004, between the Company and Mr. Michael R. McElwrath, the Chief Executive Officer of the Company (the “Agreement”). The Amendment extends the term of the Agreement from October 13, 2010 to October 13, 2012, unless sooner terminated in accordance with the terms thereof.

The preceding is qualified in its entirety by reference to the Amendment that is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Fifth Amendment to the Amended and Restated Employment Agreement dated May 18, 2009 between the Far East Energy Corporation and Michael R. McElwrath.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2009

Far East Energy Corporation

By:	/s/ Andrew Lai
Name:	Andrew Lai
Title:	Chief Financial Officer

Index to Exhibit

Exhibit Number	Description
10.1	Fifth Amendment to the Amended and Restated Employment Agreement dated May 18, 2009 between the Far East Energy Corporation and Michael R. McElwrath.

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